MERCURY PAN-EUROPEAN GROWTH FUND

                    Supplement dated January 24, 2002, to the
               Prospectus and Statement of Additional Information,
                          each dated September 7, 2001

         Effective May 1, 2002, the name of the Fund will be changed to Merrill Lynch Pan-European Growth Fund. In connection with the name change, the Fund will implement the Merrill Lynch Select PricingSM System. Under this system, Class A shares of the Fund will instead be called Class D shares and Class I shares of the Fund will instead be called Class A shares. Class B and Class C shares will keep their share designations. All sales charges and 12b-1 fees applicable to each class also will remain the same, including any applicable contingent deferred sales charges.

         Shareholders of the Fund will continue to enjoy exchange privileges with other Mercury mutual funds until on or about May 1, 2002. From and after May 1, 2002, shareholders will enjoy exchange privileges with Merrill Lynch mutual funds.

Code # 19034-0901
Code#  19035-0901